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                              KEMPER EQUITY FUNDS
                            SUPPLEMENT TO PROSPECTUS
                             DATED FEBRUARY 1, 1995

                             Kemper Blue Chip Fund
                               Kemper Growth Fund
                    Kemper Small Capitalization Equity Fund
                             Kemper Technology Fund
                            Kemper Total Return Fund

                           -------------------------

     Kemper Corporation ("Kemper"), the parent of Kemper Financial Services, Inc. ("KFS," the investment manager for the Funds), has entered into a definitive agreement with an investor group led by Zurich Insurance Company ("Zurich") pursuant to which Kemper would be acquired by the investor group in a merger transaction. As part of the transaction, Zurich or an affiliate would purchase KFS. The Kemper and Zurich boards have approved the transaction. In addition, because the transaction would constitute an assignment of the Funds' investment management agreements with KFS and potentially, Rule 12b-1 agreements under the Investment Company Act of 1940, and therefore a termination of such agreements, KFS has received approval of new agreements from the Funds' boards and shareholders. Remaining contingencies include approval by the stockholders of Kemper and state insurance department regulatory approvals. The investor group has informed Kemper that it expects the transaction to close early in 1996.

     Separately, with respect to Kemper Total Return Fund, Gary A. Langbaum has been the portfolio manager since February, 1995. Mr. Langbaum is assisted by investment personnel who specialize in certain areas. With respect to Kemper Growth Fund, Steven H. Reynolds and the KFS Equity Investment Committee have managed the fund since September, 1995. Mr. Reynolds joined KFS in September, 1995 as an executive vice president and chief investment officer--equities. Immediately prior to joining KFS, he was a senior vice president and equity portfolio manager of an investment manager; and prior thereto, he was a senior vice president, managing director and head of active equities at a national bank. Mr. Reynolds received a bachelor's degree from Johns Hopkins University, Baltimore, Maryland and an M.B.A. in finance from the University of Virginia, Charlottesville, Virginia. Additional information regarding Mr. Langbaum and the KFS Equity Investment Committee can be found in the "Investment Manager and Underwriter" section of the prospectus.

October 2, 1995
KEF-1G  10/95                                    (LOGO)printed on recycled paper